Exhibit 10.1

                   SEABOARD TRIUMPH FOODS, LLC
                     SUBSCRIPTION AGREEMENT

                           MAY 13, 2015

     For good and valuable consideration, the undersigned subscriber (the "Subscriber") hereby irrevocably subscribes for the number of Units in Seaboard Triumph Foods, LLC, a Delaware limited liability company (the "Company"), set forth on Exhibit A hereto under the heading "Seaboard Units" (the "Units") at a price per Unit equal to $10,000 (aggregate of $207,400,000), subject to the terms and provisions of this Subscription Agreement (this "Subscription Agreement") and the Operating Agreement of the Company (as it may be amended, modified or supplemented from time to time, the "Operating Agreement"), dated as of the date hereof, and agrees, as consideration for the Units, to pay the price for the Units set forth on Exhibit A hereto. The Subscriber will pay the purchase price for the Units, and the Company will issue such Units, at the times set forth on Exhibit A hereto. The Units shall have the rights, powers, restrictions and limitations of Units set forth in the Operating Agreement.

     Notwithstanding anything herein to the contrary, it is understood, in accordance with Section 3.02(a) of the Operating Agreement, (i) that the amounts and timing of the payments otherwise set out on Exhibit A hereto shall be adjusted to reflect the amount of funds borrowed by the Company pursuant to any "Debt Financing" (as defined in the Operating Agreement),
(ii) that the "Members" (as defined in the Operating Agreement) by mutual written consent, can also adjust the amounts and timing for payments otherwise set out on Exhibit A hereto based on the various factors (including, for example, the receipt, timing and amount of the Debt Financing and the time and cost of the projected components of "Capital Contributions" (as defined in the Operating Agreement)) forming the basis for the payments set forth in Exhibit A hereto, and (iii) that, unless and until the amounts or timing for the payments otherwise set out on Exhibit A are in fact adjusted in accordance with clauses (i) or (ii) of this sentence, the payments listed on Exhibit A shall be made in accordance with Exhibit A.

     THE SUBSCRIBER UNDERSTANDS THAT THE UNITS ARE BEING ISSUED WITHOUT REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR UNDER THE SECURITIES LAWS OF ANY U.S. STATE (THE "STATE ACTS"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE FEDERAL ACT AND THE STATE ACTS AND THE REGULATIONS PROMULGATED THEREUNDER.

     The  Subscriber  further understands that such  reliance  is
based  in  part  upon its representations set forth  below.   The
Subscriber hereby represents and warrants as follows:

     1. The Subscriber understands that the Units have not been registered under the Federal Act or the State Acts, and, therefore, cannot be resold unless they are registered thereunder or unless an exemption from registration is available in the opinion  of the Company and, if required by the Company,  in  the opinion of counsel to the Company. The Subscriber further understands that it is not contemplated that any registration of the Units will be made under the Federal Act or any State Act, or that the Company will take steps that make the provisions of Rule 144 under the Federal Act available to permit resale of the
Units.   The

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Subscriber  will  not  attempt  to  pledge,  transfer,  convey or otherwise dispose of the Units other than in compliance with the terms and conditions of the Operating Agreement.

     2. The Subscriber is an "accredited investor" as such term is defined in Rule 501(a) of Securities and Exchange Commission
Regulation D promulgated under the Federal Act.

     3. The Subscriber is the sole party in interest as to the Units and is acquiring the Units for its own account, not with a view toward the resale or distribution thereof and with the intent of holding the Units indefinitely. The Subscriber has not offered or sold the Units within the meaning of the Federal Act or any State Act. The Subscriber does not contemplate the sale of the Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance. There is no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for, or that is likely to compel a disposition of, the Units. The Subscriber is not aware of any circumstance presently in existence that is likely in the future to prompt the distribution of the Units.

     4. The Subscriber understands that it must continue to bear the economic risk associated with the Units for an indefinite period of time, because the Units have not been registered under the Federal Act or any State Act. The Subscriber is able to bear the economic risk associated with the Units for an indefinite period of time.

     5. The Subscriber understands and agrees to all notices and restrictions on transfer set forth in the certificate representing the Units, the Operating Agreement and the Master Transfer Agreement (as defined in the Operating Agreement).

     This Subscription Agreement (including the acceptance page hereto), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may be amended only by a writing executed by both of the parties hereto.

     This  Subscription  Agreement  shall  be  governed  by   and
construed and enforced in accordance with the internal laws of the State of Delaware without reference to Delaware choice of law rules.

     This Subscription Agreement may be executed in multiple counterparts and by the parties hereto on separate counterparts which, taken together, shall constitute one binding agreement. This Subscription Agreement shall also be deemed duly executed, delivered and in full force and effect if (a) the Subscriber has properly executed a signature page to this Subscription
Agreement, and (b) the Company has accepted the Subscriber's subscription by properly executing an acceptance of the Subscriber's subscription.

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     IN  WITNESS WHEREOF, the undersigned Subscriber has executed and acknowledged this Subscription Agreement as of the date set forth below.


                                SUBSCRIBER:

                                SEABOARD TF HOLDINGS, LLC


                                By:    /s/ Robert L. Steer
                                Name:  Robert L. Steer
                                Title: Vice President



Date of Submission:     May 13, 2015



The foregoing subscription of Seaboard TF Holdings, LLC is hereby accepted.



SEABOARD TRIUMPH FOODS, LLC



By:    /s/ Mark S. Campbell
Name:  Mark S. Campbell
Title: Vice President



By:    /s/ Terry J. Holton
Name:  Terry J. Holton
Title: Vice President

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                                    Exhibit A

                           Schedule of Unit Issuances

                                    [Omitted]

Seaboard Corporation undertakes to provide to the Securities and Exchange Commission Exhibit A, as requested, subject to Seaboard's right to request confidential treatment under the Freedom of Information Act.

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